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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                              September 19, 2001


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)


         DELAWARE                   1-7476                       63-0591257
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
         (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151



                                Not applicable
          (Registrant's former address of principal executive office)
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Item 5.  Other Events.
         -------------

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report the following:

     On September 19, 2001, AmSouth issued a press release announcing the approval of the Board of Directors for the repurchase of up to twenty-five million shares of AmSouth Common Stock over the next two years. A copy of the press release is attached hereto.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     The following exhibit is furnished as part of this Current Report on Form 8-K:

     Exhibit No.   Exhibit
     ----------    -------

         99        Press Release of September 19, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMSOUTH BANCORPORATION


                                  By:  /s/ Carl L. Gorday
                                      -----------------------
                                  Name:    Carl L. Gorday
                                  Title:   Assistant Secretary


Date: September 19, 2001